RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2020
Related Party Transactions [Abstract]
Related Party Transactions

28.	RELATED PARTY TRANSACTIONS

We transact business with the following related parties, being companies in which Hemen and companies associated with Hemen have a significant interest: SFL, Seadrill Limited, Seatankers Management Norway AS, Seatankers Management Co. Ltd, Golden Ocean, Alta Trading UK Limited (formerly known as Arcadia Petroleum Limited), Archer Limited, Flex LNG Ltd, and Avance Gas. We also own interests in TFG Marine and Clean Marine AS (through our interest in FMS Holdco) which are accounted for as equity method investments.

SFL Transactions

SFL are the counterparty to two vessels we hold as Vessels Under Finance Lease, further information can be found in Note 19.

In the year ended December 31, 2018 we terminated the leases on six VLCCs. Further information on the gain (loss) on termination of leases can be found in Note 19.

In February 2020, the Company agreed with SFL to terminate the long-term charter for the 2002-built VLCC Front Hakata upon the sale and delivery of the vessel by SFL to an unrelated third party. Frontline received a compensation payment of approximately $3.2 million from SFL for the termination of the current charter. The Company recognized a gain on termination, including the compensation payment, of $7.4 million in the first quarter of 2020. The charter with SFL terminated in February 2020. In conjunction with the termination of the lease, the Company settled the outstanding balances due under the notes payable in relation to the termination of the leases for Front Circassia, Front Page, Front Serenade, Front Stratus and Front Ariake of approximately $20.0 million. In the year ended December 31, 2020, the Company was charged $0.2 million (2019: $1.6 million, 2018: $0.9 million) for interest expense in relation to these notes.

A summary of leasing transactions with SFL in the years ended December 31, 2020, 2019 and 2018 are as follows;

(in thousands of $)	2020	2019	2018
Charter hire paid (principal and interest)	8,248	11,745	47,324
Lease termination receipts (payments)	3,183	—	(22,391)
Lease interest expense	4,628	6,940	16,400
Contingent rental (income) expense	14,568	(2,607)	(19,738)
Remaining lease obligation	56,277	87,930	99,784

Contingent rental expense in the year ended December 31, 2020 was primarily due to the fact that the actual profit share expense earned by SFL in 2020 of $18.7 million (2019: $4.8 million, 2018: $1.5 million) was $14.6 million more (2019: $2.2 million less, 2018: $19.7 million less) than the amount accrued in the lease obligation payable when the leases were recorded at fair value at the time of the Merger.

In January 2014, the Company commenced a pooling arrangement with SFL, between two of its Suezmax tankers Front Odin and Front Njord and two SFL vessels Glorycrown and Everbright. In the year ended December 31, 2020, the Company recognized a loss of $0.6 million in relation to the pooling arrangement which is payable to SFL (2019: loss of $1.5 million, 2018: gain of $0.2 million).
Transactions with associated companies

In the year ended December 31, 2020, the Company paid or accrued amounts totalling $8.6 million (2019: $9.1 million, 2018:$8.2 million) due to Clean Marine AS in relation to the installation of EGCS on its owned and leased vessels.

In the year ended December 31, 2020, the Company completed the acquisition of 15% of the share capital of TFG Marine, which is accounted for under the equity method. As a result of this transaction the Company advanced a shareholder loan of $1.5 million to TFG Marine. The Company subsequently converted $0.1 million of the shareholder loan to equity. The Company also entered into a bunker supply arrangement with TFG Marine, under which it has paid $88.1 million to TFG Marine in the year ended December 31, 2020 and $5.4 million remains due as at December 31, 2020. The Company has also agreed to provide a $50.0 million guarantee to TFG Marine in connection with the performance of its subsidiaries, and two subsidiaries of an affiliate of Hemen, under a bunker supply arrangement with TFG Marine. As at December 31, 2020, there are no amounts payable under this guarantee. In addition, should TFG Marine be required to provide a parent company guarantee to its bunker suppliers or finance providers then for any guarantee that is provided by the Trafigura Group and becomes payable Frontline shall pay a pro-rata amount based on its share of the equity in TFG Marine. The maximum liability under this guarantee is $6.0 million and there are no amounts payable under this guarantee as at December 31, 2020.

Transactions with other affiliates of Hemen

In June 2016, the Company signed a $275.0 million senior unsecured facility agreement with an affiliate of Hemen, the Company's largest shareholder. The Company repaid $66.0 million in the year ended December 31, 2019 and $60.0 million in the year ended December 31, 2020 from the facility and up to $215.0 million remains available and undrawn as of December 31, 2020. In the year ended December 31, 2020, the Company recognized interest expense of $4.8 million (2019: $8.9 million, 2018: $9.3 million). In February 2021, the Company extended the terms of the facility by 12 months to May 2022 and $60.0 million of the extended facility has been recorded as long-term debt as at December 31, 2020.

In August 2019, an affiliate of Hemen provided a guarantee to finance the cash amount of up to $547.0 million, payable at closing of the Acquisition. A $3.4 million guarantee fee was paid in the year ended December 31, 2019. The Company closed the Acquisition on March 16, 2020 with the proceeds from the ICBCL financing arrangement, hence the Company did not proceed with the Hemen facility. See Note 5 for full details of the accounting for this transaction.

In the year ended December 31, 2020, the Company chartered ten of its vessels to an affiliate of Hemen, of which two were time charters with terms between 6 and 8 months. The remaining charters had terms of less than 6 months. The Company recognized revenue of $49.1 million in relation to these charters in the year ended December 31, 2020.

A summary of net amounts earned from (paid to) related parties for the years ended December 31, 2020, 2019 and 2018 are as follows:

(in thousands of $)	2020	2019	2018
Seatankers Management Co. Ltd	7,844	18,878	7,152
SFL	2,112	1,591	2,001
Golden Ocean	5,630	6,851	7,138
Seatankers Management Norway AS	(515)	(705)	(735)
Alta Trading UK Limited	49,238	3,197	—
Seadrill Limited	348	367	279
Archer Limited	372	418	317
Flex LNG Ltd	1,289	1,195	1,788
Avance Gas	880	518	—
TFG Marine	557	—	—
Other related parties	240	197	130

Amounts earned from other related parties comprise office rental income, technical and commercial management fees, newbuilding supervision fees, freights, corporate and administrative services, and income interest income. Amounts paid to related parties comprise primarily rental for office space and guarantee fees.
Related party balances

A summary of balances due from related parties at December 31, 2020 and 2019 is as follows:

(in thousands of $)	2020	2019
SFL	4,835	4,982
Seatankers Management Co. Ltd	3,578	5,490
Archer Limited	88	94
Golden Ocean	2,336	3,593
Seadrill Limited	25	554
Alta Trading UK Limited	1,263	—
Flex LNG Ltd	366	391
Avance Gas	540	240
Other related parties	224	237
	13,255	15,581

A summary of balances due to related parties at December 31, 2020 and 2019 is as follows:

(in thousands of $)	2020	2019
SFL	8,978	9,193
Seatankers Management Co. Ltd	3,147	4,037
Golden Ocean	2,040	6,241
Flex LNG Ltd	143	636
TFG Marine	5,369	—
Avance Gas	176	79
	19,853	20,186